Exhibit 99.1

For Immediate Release

For more information:
Rex S. Schuette
Chief Financial Officer
(706) 781-2266
Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS
EARNINGS OF $16.4 MILLION FOR SECOND QUARTER 2014

●	Earnings per diluted share of 27 cents, up 8 percent from first quarter
●	Loans up $54 million, or 5 percent annualized
●	Core transaction deposits up $52 million, or 6 percent annualized
●	SBA lending team added to expand business

BLAIRSVILLE, GA – July 24, 2014 – United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported net income of $16.4 million, or 27 cents per diluted share, for the second quarter of 2014.  Earnings per share were up 8 percent from the first quarter, reflecting growth in net interest revenue and fee revenue, a lower provision for loan losses and the elimination of preferred stock dividends.  For the first six months, United reported net income of $31.8 million, or 52 cents per diluted share.

“I am very pleased with our second quarter progress in growing our business and earnings” said Jimmy Tallent, president and chief executive officer.  “We have had four consecutive quarters of steady earnings per share growth since the classified asset sales a year ago and are focused on continuing that trend.”

Second quarter taxable equivalent net interest revenue totaled $55.0 million, up $781,000 from the first quarter and the same as the second quarter of 2013.  The taxable equivalent net interest margin was 3.21 percent, equal to the first quarter and down 12 basis points from a year ago.

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“Preserving our net interest margin and growing net interest revenue while also managing our exposure to changes in interest rates are top priorities for continued growth in earnings per share,” said Tallent.  “We remain sharply focused on growing loans and core deposits to increase net interest revenue.  During the second quarter we completed certain balance sheet restructuring activities that included the reduction/restructuring of the securities portfolio, interest rate hedges and wholesale borrowings.  The consequential changes in our securities portfolio, wholesale borrowings and interest rate hedges allowed us to maintain our margin at 3.21 percent and prevent further margin decline in 2014, while maintaining our interest rate risk and sensitivity levels.  We sold $237 million in investment securities at a gain of $4.4 million, which was offset by a similar charge from the repayment of $44 million in costly structured wholesale borrowings.”

The second quarter provision for credit losses was $2.2 million, down $300,000 from the first quarter and down $46.3 million from the second quarter of 2013.  Second quarter net charge-offs were $4.18 million, compared with $4.04 million in the first quarter and $72.4 million a year ago.  Nonperforming assets at quarter-end were $23.7 million, down 23 percent from the first quarter and representing .32 percent of total assets.  This compares to .42 percent at the end of the first quarter, and .44 percent at the end of the second quarter of 2013.

Second quarter fee revenue totaled $14.1 million, up $1.97 million from the first quarter with increases in every category.  When compared to a year earlier, fee revenue was down $1.80 million primarily due to lower mortgage fees and a $1.37 million gain last year on a bank-owned life insurance policy.  Service charges and fees were up approximately $600,000 from both the first quarter and a year ago due to strong debit card transaction volume and new service fees effective January 1.  Mortgage fees were up $523,000 from the first quarter but down $1.13 million from a year ago, the decrease reflecting slower mortgage refinancing activity.  Closed mortgage loans totaled $68.5 million in the second quarter, compared with $46.0 million in the first quarter and $95.2 million in the second quarter of 2013.  Customer swap fees included in other fee revenue were up $357,000 from the first quarter due to an increase in commercial lending activities.  Also included in other fee revenue were gains on the sale of SBA loans of $744,000.  “Going forward, our new focus on growing our SBA business includes selling loans and taking the related gains, while retaining servicing on the loans sold,” commented Tallent.

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Operating expenses, excluding foreclosed property costs, were $40.4 million in the second quarter compared to $38.9 million in the first quarter and $43.7 million a year ago.  Decreases in nearly every expense category from a year ago reflect successful efforts to control operating costs.  The $1.48 million increase from the first quarter was mostly in advertising and public relations, professional fees and other expenses that included a number of non-core costs.  The increase in advertising and public relations primarily reflects the cost for new products and updating brochures and other branded materials. The increase in professional fees is due to higher legal and consulting costs resulting from corporate initiatives.  The increase in other expenses primarily reflects higher lending support costs and a $367,000 loss from the consolidation and sale of a branch facility.

Foreclosed property costs were $102,000 in the second quarter compared to $116,000 in the first quarter and $5.15 million a year ago.  These costs were elevated in the second quarter of 2013 by the accelerated sales of classified assets.

On June 30, 2014, capital ratios were as follows: Tier 1 Risk-Based of 11.8 percent; Total Risk-Based of 13.0 percent; Tier 1 Common Risk-Based of 10.7 percent; Tier 1 Leverage of 8.3 percent; and Tangible Equity-to-Assets of 9.6 percent.

“We had a solid start in 2014 and continued to build momentum through the second quarter,” Tallent said.  “Stabilizing our net interest margin and growing loans, deposits and fee revenue will drive earnings growth.  To that end, we continue to expand our business capabilities and have added senior people to our commercial and specialized lending groups.  In the second quarter we completed the acquisition of a specialty SBA business in Columbia, South Carolina, and added a newly formed SBA national sales team led by Rich Bradshaw, who has a long record of success in SBA and other specialized lending areas.  This team will significantly strengthen our SBA and USDA lending capabilities within and beyond our existing footprint.  I am excited about the opportunities ahead and remain convinced we are on track to achieve our business targets and financial goals for the year.”

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Conference Call
United will hold a conference call today, Thursday, July 24, 2014, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter.  To access the call, dial (877) 380-5665 and use the conference number 60193841.  The conference call also will be webcast and can be accessed by selecting “Calendar of Events” within the Investor Relations section of United’s website at www.ucbi.com.

About United Community Banks, Inc.
United Community Banks, Inc. (UCBI) is a bank holding company based in Blairsville, Georgia, with $7.4 billion in assets. The company’s banking subsidiary, United Community Bank, is one of the Southeast’s largest full-service banks, operating 103 offices in Georgia, North Carolina, South Carolina and Tennessee. The bank specializes in personalized community banking services for individuals, small businesses and corporations. A full range of consumer and commercial banking services includes mortgage, advisory, treasury management and other products. National survey organizations consistently recognize United Community Bank for outstanding customer service. Additional information about the company and the bank’s full range of products and services can be found at www.ucbi.com.

Safe Harbor
This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment.  These statements are based on current expectations and are provided to assist in the understanding of future financial performance.  Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors.”  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

# # #

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UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						Second	For the Six
	2014		2013			Quarter	Months Ended		YTD
(in thousands, except per share	Second	First	Fourth	Third	Second	2014-2013	June 30,		2014-2013
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2014	2013	Change
INCOME SUMMARY
Interest revenue	$61,783	$60,495	$61,695	$61,426	$62,088		$122,278	$124,202
Interest expense	6,833	6,326	5,816	7,169	7,157		13,159	14,697
Net interest revenue	54,950	54,169	55,879	54,257	54,931	-%	109,119	109,505	-%
Provision for credit losses	2,200	2,500	3,000	3,000	48,500		4,700	59,500
Fee revenue	14,143	12,176	13,519	14,225	15,943	(11)	26,319	28,854	(9)
Total revenue	66,893	63,845	66,398	65,482	22,374		130,738	78,859
Operating expenses	40,532	39,050	41,614	40,097	48,823	(17)	79,582	92,593	(14)
Income (loss) before income taxes	26,361	24,795	24,784	25,385	(26,449)		51,156	(13,734)
Income tax expense (benefit)	10,004	9,395	8,873	9,885	(256,413)		19,399	(255,463)
Net income	16,357	15,400	15,911	15,500	229,964		31,757	241,729
Preferred dividends and discount accretion	-	439	2,912	3,059	3,055		439	6,107
Net income available to common shareholders	$16,357	$14,961	$12,999	$12,441	$226,909		$31,318	$235,622

PERFORMANCE MEASURES
Per common share:
Diluted income	$.27	$.25	$.22	$.21	$3.90		$.52	$4.05
Book value	11.94	11.66	11.30	10.99	10.90	10	11.94	10.90	10
Tangible book value (2)	11.91	11.63	11.26	10.95	10.82	10	11.91	10.82	10

Key performance ratios:
Return on common equity (1)(3)	8.99%	8.64%	7.52%	7.38%	197.22%		8.82%	108.34%
Return on assets (3)	.88	.85	.86	.86	13.34		.87	7.09
Net interest margin (3)	3.21	3.21	3.26	3.26	3.33		3.21	3.35
Efficiency ratio	58.65	59.05	60.02	58.55	68.89		58.85	66.98
Equity to assets	9.61	9.52	11.62	11.80	11.57 (4)		9.56	8.90
Tangible equity to assets (2)	9.58	9.50	11.59	11.76	11.53 (4)		9.54	8.83
Tangible common equity to assets (2)	9.58	9.22	8.99	9.02	8.79 (4)		9.40	5.99
Tangible common equity to risk-weighted assets (2)	13.92	13.63	13.18	13.34	13.16		13.92	13.16

ASSET QUALITY *
Non-performing loans	$20,724	$25,250	$26,819	$26,088	$27,864		$20,724	$27,864
Foreclosed properties	2,969	5,594	4,221	4,467	3,936		2,969	3,936
Total non-performing assets (NPAs)	23,693	30,844	31,040	30,555	31,800		23,693	31,800
Allowance for loan losses	73,248	75,223	76,762	80,372	81,845		73,248	81,845
Net charge-offs	4,175	4,039	4,445	4,473	72,408		8,214	84,792
Allowance for loan losses to loans	1.66%	1.73%	1.77%	1.88%	1.95%		1.66%	1.95%
Net charge-offs to average loans (3)	.38	.38	.41	.42	6.87		.38	4.07
NPAs to loans and foreclosed properties	.54	.71	.72	.72	.76		.54	.76
NPAs to total assets	.32	.42	.42	.42	.44		.32	.44

AVERAGE BALANCES ($ in millions)
Loans	$4,376	$4,356	$4,315	$4,250	$4,253	3	$4,366	$4,225	3
Investment securities	2,326	2,320	2,280	2,178	2,161	8	2,323	2,151	8
Earning assets	6,861	6,827	6,823	6,615	6,608	4	6,844	6,578	4
Total assets	7,418	7,384	7,370	7,170	6,915	7	7,401	6,875	8
Deposits	6,187	6,197	6,190	5,987	5,983	3	6,192	5,964	4
Shareholders’ equity	713	703	856	846	636	12	708	612	16
Common shares - basic (thousands)	60,712	60,059	59,923	59,100	58,141		60,386	58,111
Common shares - diluted (thousands)	60,714	60,061	59,925	59,202	58,141		60,388	58,111

AT PERIOD END ($ in millions)
Loans *	$4,410	$4,356	$4,329	$4,267	$4,189	5	$4,410	$4,189	5
Investment securities	2,190	2,302	2,312	2,169	2,152	2	2,190	2,152	2
Total assets	7,352	7,398	7,425	7,243	7,163	3	7,352	7,163	3
Deposits	6,164	6,248	6,202	6,113	6,012	3	6,164	6,012	3
Shareholders’ equity	722	704	796	852	829	(13)	722	829	(13)
Common shares outstanding (thousands)	60,139	60,092	59,432	59,412	57,831		60,139	57,831

(1)  Net income available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).  (2)  Excludes effect of acquisition related intangibles and associated amortization.  (3)  Annualized.  (4)  Calculated as of period-end.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information

	2014		2013			For the Six Months
(in thousands, except per share	Second	First	Fourth	Third	Second	Ended June 30,
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2014	2013

Interest revenue reconciliation
Interest revenue - taxable equivalent	$61,783	$60,495	$61,695	$61,426	$62,088	$122,278	$124,202
Taxable equivalent adjustment	(377)	(357)	(380)	(370)	(368)	(734)	(733)
Interest revenue (GAAP)	$61,406	$60,138	$61,315	$61,056	$61,720	$121,544	$123,469

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$54,950	$54,169	$55,879	$54,257	$54,931	$109,119	$109,505
Taxable equivalent adjustment	(377)	(357)	(380)	(370)	(368)	(734)	(733)
Net interest revenue (GAAP)	$54,573	$53,812	$55,499	$53,887	$54,563	$108,385	$108,772

Total revenue reconciliation
Total operating revenue	$66,893	$63,845	$66,398	$65,482	$22,374	$130,738	$78,859
Taxable equivalent adjustment	(377)	(357)	(380)	(370)	(368)	(734)	(733)
Total revenue (GAAP)	$66,516	$63,488	$66,018	$65,112	$22,006	$130,004	$78,126

Income (loss) before taxes reconciliation
Income (loss) before taxes	$26,361	$24,795	$24,784	$25,385	$(26,449)	$51,156	$(13,734)
Taxable equivalent adjustment	(377)	(357)	(380)	(370)	(368)	(734)	(733)
Income (loss) before taxes (GAAP)	$25,984	$24,438	$24,404	$25,015	$(26,817)	$50,422	$(14,467)

Income tax expense (benefit) reconciliation
Income tax expense (benefit)	$10,004	$9,395	$8,873	$9,885	$(256,413)	$19,399	$(255,463)
Taxable equivalent adjustment	(377)	(357)	(380)	(370)	(368)	(734)	(733)
Income tax expense (benefit) (GAAP)	$9,627	$9,038	$8,493	$9,515	$(256,781)	$18,665	$(256,196)

Book value per common share reconciliation
Tangible book value per common share	$11.91	$11.63	$11.26	$10.95	$10.82	$11.91	$10.82
Effect of goodwill and other intangibles	.03	.03	.04	.04	.08	.03	.08
Book value per common share (GAAP)	$11.94	$11.66	$11.30	$10.99	$10.90	$11.94	$10.90

Average equity to assets reconciliation
Tangible common equity to assets	9.58%	9.22%	8.99%	9.02%	8.79%	9.40%	5.99%
Effect of preferred equity	-	.28	2.60	2.74	2.74	.14	2.84
Tangible equity to assets	9.58	9.50	11.59	11.76	11.53	9.54	8.83
Effect of goodwill and other intangibles	.03	.02	.03	.04	.04	.02	.07
Equity to assets (GAAP)	9.61%	9.52%	11.62%	11.80%	11.57%	9.56%	8.90%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	13.92%	13.63%	13.18%	13.34%	13.16%	13.92%	13.16%
Effect of other comprehensive income	.53	.36	.39	.49	.29	.53	.29
Effect of deferred tax limitation	(3.74)	(3.92)	(4.26)	(4.72)	(4.99)	(3.74)	(4.99)
Effect of trust preferred	1.04	1.03	1.04	1.09	1.11	1.04	1.11
Effect of preferred equity	-	-	2.39	4.01	4.11	-	4.11
Tier I capital ratio (Regulatory)	11.75%	11.10%	12.74%	14.21%	13.68%	11.75%	13.68%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End (1)

	2014		2013			Linked Quarter Change	Year over Year Change
	Second	First	Fourth	Third	Second
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter
LOANS BY CATEGORY
Owner occupied commercial RE	$1,163	$1,142	$1,134	$1,129	$1,119	$21	$44
Income producing commercial RE	598	624	623	614	629	(26)	(31)
Commercial & industrial	554	495	472	457	437	59	117
Commercial construction	160	148	149	137	133	12	27
Total commercial	2,475	2,409	2,378	2,337	2,318	66	157
Residential mortgage	861	866	875	888	876	(5)	(15)
Home equity lines of credit	451	447	441	421	402	4	49
Residential construction	302	318	328	318	332	(16)	(30)
Consumer installment	321	316	307	303	261	5	60
Total loans	$4,410	$4,356	$4,329	$4,267	$4,189	54	221

LOANS BY MARKET
North Georgia	$1,175	$1,205	$1,240	$1,262	$1,265	(30)	(90)
Atlanta MSA	1,305	1,290	1,275	1,246	1,227	15	78
North Carolina	555	563	572	575	576	(8)	(21)
Coastal Georgia	426	425	423	421	397	1	29
Gainesville MSA	257	262	255	253	256	(5)	1
East Tennessee	270	272	280	277	282	(2)	(12)
South Carolina / Corporate	206	131	88	47	34	75	172
Other (2)	216	208	196	186	152	8	64
Total loans	$4,410	$4,356	$4,329	$4,267	$4,189	54	221

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$34	$37	$39	$40	$42	(3)	(8)
Land loans	36	37	38	35	36	(1)	-
Lot loans	151	159	166	167	173	(8)	(22)
Total	221	233	243	242	251	(12)	(30)

House loans
Spec	19	19	23	30	34	-	(15)
Sold	62	66	62	46	47	(4)	15
Total	81	85	85	76	81	(4)	-
Total residential construction	$302	$318	$328	$318	$332	(16)	(30)

(1)  Excludes total loans of $3.1 million, $19.3 million, $20.3 million, $23.3 million and $25.7 million as of June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.  (2)  Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Second Quarter 2014			First Quarter 2014			Fourth Quarter 2013
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$2,975	$653	$3,628	$3,868	$1,167	$5,035	$5,822	$832	$6,654
Income producing CRE	1,032	242	1,274	1,278	1,645	2,923	2,518	-	2,518
Commercial & industrial	1,102	-	1,102	822	-	822	427	-	427
Commercial construction	95	-	95	479	-	479	361	-	361
Total commercial	5,204	895	6,099	6,447	2,812	9,259	9,128	832	9,960
Residential mortgage	10,201	1,426	11,627	13,307	2,146	15,453	11,730	2,684	14,414
Home equity lines of credit	510	128	638	1,106	362	1,468	1,448	389	1,837
Residential construction	4,248	520	4,768	3,805	274	4,079	4,264	316	4,580
Consumer installment	561	-	561	585	-	585	249	-	249
Total NPAs	$20,724	$2,969	$23,693	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040
Balance as a % of
Unpaid Principal	66.5%	50.4%	63.9%	65.8%	53.9%	63.2%	65.3%	44.5%	61.4%

NONPERFORMING ASSETS BY MARKET
North Georgia	$8,216	$1,392	$9,608	$12,166	$2,058	$14,224	$12,352	$2,494	$14,846
Atlanta MSA	3,883	510	4,393	2,916	904	3,820	2,830	684	3,514
North Carolina	5,314	615	5,929	6,501	866	7,367	6,567	683	7,250
Coastal Georgia	782	80	862	800	1,607	2,407	2,342	173	2,515
Gainesville MSA	921	49	970	1,145	-	1,145	928	-	928
East Tennessee	1,218	323	1,541	1,428	159	1,587	1,800	187	1,987
South Carolina / Corporate	-	-	-	-	-	-	-	-	-
Other (3)	390	-	390	294	-	294	-	-	-
Total NPAs	$20,724	$2,969	$23,693	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555
Loans placed on non-accrual	9,529	-	9,529	9,303	-	9,303	11,043	-	11,043
Payments received	(4,027)	-	(4,027)	(1,666)	-	(1,666)	(1,688)	-	(1,688)
Loan charge-offs	(8,341)	-	(8,341)	(4,839)	-	(4,839)	(4,621)	-	(4,621)
Foreclosures	(1,687)	1,687	-	(4,367)	4,367	-	(4,003)	4,003	-
Capitalized costs	-	-	-	-	-	-	-	-	-
Property sales	-	(4,430)	(4,430)	-	(3,238)	(3,238)	-	(4,684)	(4,684)
Write downs	-	(305)	(305)	-	(277)	(277)	-	(326)	(326)
Net gains (losses) on sales	-	423	423	-	521	521	-	761	761
Ending Balance	$20,724	$2,969	$23,693	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040

	Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013
(in thousands)	Net Charge-Offs	Net Charge- Offs to Average Loans (2)	Net Charge-Offs	Net Charge- Offs to Average Loans (2)	Net Charge-Offs	Net Charge- Offs to Average Loans (2)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$(1,836)	(.64)%	$278	.10%	$1,638	.57%
Income producing CRE	435	.29	205	.13	320	.21
Commercial & industrial	662	.52	421	.35	(149)	(.13)
Commercial construction	131	.34	-	-	(9)	(.02)
Total commercial	(608)	(.10)	904	.15	1,800	.30
Residential mortgage	2,509	1.17	1,515	.71	1,426	.64
Home equity lines of credit	466	.42	993	.90	417	.38
Residential construction	1,671	2.13	212	.27	327	.40
Consumer installment	137	.18	415	.54	475	.62
Total	$4,175	.38	$4,039	.38	$4,445	.41

NET CHARGE-OFFS BY MARKET
North Georgia	$(741)	(.25)%	$1,272	.42%	$1,603	.51%
Atlanta MSA	1,481	.46	1,232	.39	636	.20
North Carolina	2,161	1.55	577	.41	1,104	.76
Coastal Georgia	116	.11	512	.49	345	.33
Gainesville MSA	797	1.23	141	.22	346	.54
East Tennessee	288	.42	239	.35	323	.46
South Carolina / Corporate	-	-	-	-	-	-
Other (3)	73	.14	66	.14	88	.20
Total	$4,175	.38	$4,039	.38	$4,445	.41

(1)	Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2)	Annualized.

(3)	Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2014	2013	2014	2013

Interest revenue:
Loans, including fees	$48,261	$50,730	$95,949	$101,665
Investment securities, including tax exempt of $193, $210, $381 and $422	12,165	10,074	23,772	20,018
Deposits in banks and short-term investments	980	916	1,823	1,786
Total interest revenue	61,406	61,720	121,544	123,469

Interest expense:
Deposits:
NOW	411	419	851	873
Money market	757	534	1,320	1,096
Savings	21	36	41	72
Time	2,018	2,950	3,789	6,241
Total deposit interest expense	3,207	3,939	6,001	8,282
Short-term borrowings	908	522	1,748	1,038
Federal Home Loan Bank advances	80	30	138	49
Long-term debt	2,638	2,666	5,272	5,328
Total interest expense	6,833	7,157	13,159	14,697
Net interest revenue	54,573	54,563	108,385	108,772
Provision for credit losses	2,200	48,500	4,700	59,500
Net interest revenue after provision for credit losses	52,373	6,063	103,685	49,272

Fee revenue:
Service charges and fees	8,527	7,972	16,425	15,375
Mortgage loan and other related fees	1,877	3,003	3,231	5,658
Brokerage fees	1,245	1,063	2,422	1,830
Securities gains, net	4,435	-	4,652	116
Loss from prepayment of debt	(4,446)	-	(4,446)	-
Other	2,505	3,905	4,035	5,875
Total fee revenue	14,143	15,943	26,319	28,854
Total revenue	66,516	22,006	130,004	78,126

Operating expenses:
Salaries and employee benefits	24,287	24,734	48,683	48,326
Communications and equipment	3,037	3,468	6,276	6,514
Occupancy	3,262	3,449	6,640	6,816
Advertising and public relations	1,139	1,037	1,765	1,975
Postage, printing and supplies	804	894	1,580	1,757
Professional fees	2,172	2,499	3,599	4,865
Foreclosed property	102	5,151	218	7,484
FDIC assessments and other regulatory charges	1,425	2,505	2,778	5,010
Amortization of intangibles	361	491	748	1,196
Other	3,943	4,595	7,295	8,650
Total operating expenses	40,532	48,823	79,582	92,593
Net income (loss) before income taxes	25,984	(26,817)	50,422	(14,467)
Income tax expense (benefit)	9,627	(256,781)	18,665	(256,196)
Net income	16,357	229,964	31,757	241,729
Preferred stock dividends and discount accretion	-	3,055	439	6,107
Net income available to common shareholders	$16,357	$226,909	$31,318	$235,622

Earnings per common share:
Basic	$.27	$3.90	$.52	$4.05
Diluted	.27	3.90	.52	4.05
Weighted average common shares outstanding:
Basic	60,712	58,141	60,386	58,111
Diluted	60,714	58,141	60,388	58,111

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet (Unaudited)
	June 30,	December 31,	June 30,
(in thousands, except share and per share data)	2014	2013	2013

ASSETS
Cash and due from banks	$91,791	$71,230	$62,564
Interest-bearing deposits in banks	100,270	119,669	141,016
Short-term investments	47,999	37,999	57,000
Cash and cash equivalents	240,060	228,898	260,580
Securities available for sale	1,741,268	1,832,217	1,937,264
Securities held to maturity (fair value $458,864, $485,585 and $226,695)	448,752	479,742	214,947
Mortgage loans held for sale	14,918	10,319	19,150
Loans, net of unearned income	4,410,285	4,329,266	4,189,368
Less allowance for loan losses	(73,248)	(76,762)	(81,845)
Loans, net	4,337,037	4,252,504	4,107,523
Assets covered by loss sharing agreements with the FDIC	3,595	22,882	35,675
Premises and equipment, net	161,614	163,589	167,197
Bank owned life insurance	80,922	80,670	82,276
Accrued interest receivable	19,141	19,598	19,279
Intangible assets	2,731	3,480	4,315
Foreclosed property	2,969	4,221	3,936
Net deferred tax asset	233,149	258,518	272,287
Derivative financial instruments	22,024	23,833	9,017
Other assets	43,886	44,948	29,189
Total assets	$7,352,066	$7,425,419	$7,162,635
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$1,519,635	$1,388,512	$1,349,804
NOW	1,334,883	1,427,939	1,225,664
Money market	1,245,912	1,227,575	1,167,889
Savings	279,203	251,125	247,821
Time:
Less than $100,000	805,289	892,961	982,009
Greater than $100,000	554,310	588,689	664,112
Brokered	424,313	424,704	374,530
Total deposits	6,163,545	6,201,505	6,011,829
Short-term borrowings	76,256	53,241	54,163
Federal Home Loan Bank advances	175,125	120,125	70,125
Long-term debt	129,865	129,865	124,845
Derivative financial instruments	36,545	46,232	29,330
Unsettled securities purchases	7,264	29,562	1,582
Accrued expenses and other liabilities	41,497	49,174	41,458
Total liabilities	6,630,097	6,629,704	6,333,332
Shareholders’ equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 0, 0 and 21,700 shares issued and outstanding	-	-	217
Series B; $1,000 stated value; 0, 105,000 and 180,000 shares issued and outstanding	-	105,000	179,323
Series D; $1,000 stated value; 0, 16,613 and 16,613 shares issued and outstanding	-	16,613	16,613
Common stock, $1 par value; 100,000,000 shares authorized;
50,058,295, 46,243,345 and 43,356,492 shares issued and outstanding	50,058	46,243	43,356
Common stock, non-voting, $1 par value; 26,000,000 shares authorized;
10,080,787, 13,188,206 and 14,474,810 shares issued and outstanding	10,081	13,188	14,475
Common stock issuable; 314,039, 241,832 and 271,215 shares	4,649	3,930	4,705
Capital surplus	1,091,780	1,078,676	1,057,931
Accumulated deficit	(418,583)	(448,091)	(473,531)
Accumulated other comprehensive loss	(16,016)	(19,844)	(13,786)
Total shareholders’ equity	721,969	795,715	829,303
Total liabilities and shareholders’ equity	$7,352,066	$7,425,419	$7,162,635

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended June 30,
	2014			2013
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,376,174	$48,435	4.44%	$4,253,361	$50,808	4.79%
Taxable securities (3)	2,306,457	11,972	2.08	2,139,221	9,864	1.84
Tax-exempt securities (1)(3)	19,592	316	6.45	21,597	344	6.37
Federal funds sold and other interest-earning assets	158,418	1,060	2.68	193,370	1,072	2.22

Total interest-earning assets	6,860,641	61,783	3.61	6,607,549	62,088	3.77
Non-interest-earning assets:
Allowance for loan losses	(76,843)			(106,417)
Cash and due from banks	63,853			63,457
Premises and equipment	161,443			168,272
Other assets (3)	408,768			181,987
Total assets	$7,417,862			$6,914,848

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,356,141	411	.12	$1,245,301	419	.13
Money market	1,361,045	757	.22	1,306,522	534	.16
Savings	275,540	21	.03	245,211	36	.06
Time less than $100,000	818,048	933	.46	1,000,511	1,568	.63
Time greater than $100,000	563,489	865	.62	674,200	1,380	.82
Brokered time deposits	334,919	220	.26	195,182	2	.00
Total interest-bearing deposits	4,709,182	3,207	.27	4,666,927	3,939	.34

Federal funds purchased and other borrowings	108,311	908	3.36	72,139	522	2.90
Federal Home Loan Bank advances	154,795	80	.21	58,916	30	.20
Long-term debt	129,865	2,638	8.15	124,838	2,666	8.57
Total borrowed funds	392,971	3,626	3.70	255,893	3,218	5.04

Total interest-bearing liabilities	5,102,153	6,833	.54	4,922,820	7,157	.58
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,477,849			1,315,812
Other liabilities	125,173			40,603
Total liabilities	6,705,175			6,279,235
Shareholders’ equity	712,687			635,613
Total liabilities and shareholders’ equity	$7,417,862			$6,914,848

Net interest revenue		$54,950			$54,931
Net interest-rate spread			3.07%			3.19%

Net interest margin (4)			3.21%			3.33%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $1.86 million in 2014 and pretax unrealized gains of $17.7 million in 2013 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Six Months Ended June 30,
	2014			2013
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,365,930	$96,303	4.45%	$4,225,215	$101,808	4.86%
Taxable securities (3)	2,303,404	23,391	2.03	2,129,208	19,596	1.84
Tax-exempt securities (1)(3)	19,881	624	6.28	21,665	691	6.38
Federal funds sold and other interest-earning assets	154,651	1,960	2.53	201,478	2,107	2.09

Total interest-earning assets	6,843,866	122,278	3.60	6,577,566	124,202	3.80
Non-interest-earning assets:
Allowance for loan losses	(77,165)			(108,667)
Cash and due from banks	62,958			63,873
Premises and equipment	162,112			168,773
Other assets (3)	409,466			173,168
Total assets	$7,401,237			$6,874,713

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,385,964	851	.12	$1,274,144	873	.14
Money market	1,368,975	1,320	.19	1,282,101	1,096	.17
Savings	267,588	41	.03	239,691	72	.06
Time less than $100,000	847,707	1,946	.46	1,020,000	3,317	.66
Time greater than $100,000	570,799	1,783	.63	684,320	2,857	.84
Brokered time deposits	311,579	60	.04	185,210	67	.07
Total interest-bearing deposits	4,752,612	6,001	.25	4,685,466	8,282	.36

Federal funds purchased and other borrowings	110,436	1,748	3.19	72,148	1,038	2.90
Federal Home Loan Bank advances	140,014	138	.20	46,064	49	.21
Long-term debt	129,865	5,272	8.19	124,827	5,328	8.61
Total borrowed funds	380,315	7,158	3.80	243,039	6,415	5.32

Total interest-bearing liabilities	5,132,927	13,159	.52	4,928,505	14,697	.60
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,439,447			1,278,875
Other liabilities	120,943			55,639
Total liabilities	6,693,317			6,263,019
Shareholders’ equity	707,920			611,694
Total liabilities and shareholders’ equity	$7,401,237			$6,874,713

Net interest revenue		$109,119			$109,505
Net interest-rate spread			3.08%			3.20%

Net interest margin (4)			3.21%			3.35%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)
Securities available for sale are shown at amortized cost.  Pretax unrealized losses of $1.37 million in 2014 and pretax unrealized gains of $17.4 million in 2013 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.